Assets Held For Sale	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Assets held for sale	Assets held for saleIn the second quarter of 2020, the Company committed to a plan and is actively marketing for sale for on-going rail operations, certain non-core lines in Wisconsin, Michigan and Ontario representing approximately 850 miles and has met the criteria for classification of the related assets as assets held for sale. Accordingly, a $486 million loss ($363 million after-tax) was recorded to adjust the carrying amount of these track and roadway assets to their estimated selling price. The carrying amount of assets held for sale of $90 million is included in Other current assets in the Consolidated Balance Sheet at December 31, 2020. The estimated selling price is based primarily on discounted cash flow projections. These projections are based on Level 3 inputs of the fair value hierarchy and reflect the Company’s best estimate of market participants’ pricing of the assets as well as the general condition of the assets. Had alternative significant Level 3 inputs been used to calculate the estimated selling price at December 31, 2020, the alternative calculation would not have been materially different. The significant assumptions in the valuation model include projected cash flows, discount rate and growth rate. As at December 31, 2020, the criteria for the classification of assets held for sale continued to be met and there was no change in the Company's carrying amount of assets held for sale.